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                           ONE GROUP(R) MUTUAL FUNDS

                      SUPPLEMENT DATED AUGUST 2, 2004 TO
          BANK ONE CORPORATION SAVINGS AND INVESTMENT PLAN PROSPECTUS
                            DATED FEBRUARY 28, 2004

CHANGES TO FUND MANAGERS FOR EQUITY FUNDS. The Fund Managers for the Equity Funds listed in the Prospectus are changing except for the One Group Equity Index Fund and the One Group Market Expansion Index Fund. These changes are expected to take place over the next two months. Effective immediately, the following information replaces the text under "The Fund Managers -- One Group Mid Cap Value Fund and One Group Large Cap Growth Fund" in the Prospectus:

     One Group Mid Cap Value Fund. Jonathan Kendrew Llewelyn Simon and Lawrence
     E. Playford are the portfolio managers for the One Group Mid Cap Value Fund. Mr. Simon and Mr. Playford joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Simon is also a managing director of J.P. Morgan Investment Management Inc. ("JPMIM") and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund and as a co-portfolio manager of the One Group Equity Income Fund and the JPMorgan Equity Income Fund. In addition to his position at Banc One Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993.

     One Group Large Cap Growth Fund. Marc Baylin and Giri Devulapally are the portfolio managers for the One Group Large Cap Growth Fund. Mr. Baylin and Mr. Devulapally joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at Banc One Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

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The remainder of the changes to the Equity Fund Managers are expected to be phased in at the end of August 2004. As such changes are implemented, the following information will replace the text under "The Fund Managers -- One Group Mid Cap Growth Fund, One Group Diversified Equity Fund and One Group Small Cap Growth Fund" in the Prospectus:

     One Group Mid Cap Growth Fund. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the One Group Mid Cap Growth Fund. Mr. Jones and Mr. Parton joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Jones is a managing director of JPMIM. Mr. Jones leads the small company team of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. In addition to his position at Banc One Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund.

     One Group Diversified Equity Fund. Susan Bao and Helge Skibeli are the portfolio managers leading a team of research analysts for the One Group Diversified Equity Fund. Ms. Bao and Mr. Skibeli joined Banc One Investment Advisors in July 2004. In addition to her position with Banc One Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been Vice President of JPMIM or one of its affiliates since 1997. In addition to his position with Banc One Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

     One Group Small Cap Growth Fund. Eytan Shapiro, CFA, is the portfolio manager for the One Group Small Cap Growth Fund. Mr. Shapiro joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Shapiro is a vice president of JPMIM and a research analyst for the JPMIM Small Cap Team. Mr. Shapiro has worked for JPMIM or one of its affiliates since 1985. Prior to joining JPMIM, Mr Shapiro worked as an investment analyst, where he was responsible for the UK building and construction sectors for Philips & Drew in London.

PORTFOLIO MANAGER COMPENSATION FOR NEW FUND MANAGERS. The Equity Fund Managers and research analysts described in this Supplement participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance

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of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

     . Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

     . Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

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